UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 18, 2026
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 18, 2026, Genprex, Inc. (“Genprex” or the “Company”) issued a press release announcing it had entered into a development and manufacturing agreement with a leading U.S. based clinical and commercial Contract Development and Manufacturing Organization (“CDMO”) to initiate the manufacturing scale-up of its diabetes gene therapy program. This strategic selection allows for the transition of the Company’s therapeutic candidate from research-grade production to clinical and commercial-ready output. This collaboration provides the infrastructure necessary to produce the Company’s AAV-based therapy in a current Good Manufacturing Practices (“cGMP”) compliant facility. The CDMO will manufacture and supply drug product to be used in Genprex’s IND-enabling preclinical studies and future clinical trials.

By partnering with an established CDMO, the Company gains access to specialized expertise in scaling complex biologics, ensuring consistent delivery of the therapeutic payload, a critical factor for administration in patients with Type 1 diabetes (“T1D”) and Type 2 diabetes (“T2D”).

The anticipated manufacturing roadmap pursuant to this collaboration includes several technical priorities:

●	Process Optimization: Using latest AAV production technologies to increase production efficiency.
●	Scale Up: Use of capacity bioreactors to increase dose availability in preparation for multi-center trials.
●	Analytical Qualification and Development of Potency Assay: Implementing rigorous quality control protocols to ensure AAV potency, stability and purity.
●	GMP Compliance: Maintaining strict adherence to cGMP standards to support future regulatory submissions.

The press release noted that Genprex’s diabetes gene therapy product candidate involves the delivery of the Pdx1 and MafA genes into the pancreas via the pancreatic duct utilizing an AAV vector. Novel advanced technologies were incorporated in these processes to optimize the plasmid construct to increase stability of expression and modify the backbone to align with other plasmids used for AAV products. The new plasmid was cloned, purified, and manufactured and is currently being used in the manufacture of AAV. Genprex is continuing work with CDMOs and research partners to optimize constructs and evaluate alternative second-generation approaches including different AAV and non-viral constructs. The Company’s strategic collaboration with a CDMO to research a non-viral lipid nanoparticle delivery of its diabetes gene therapy drug candidate could allow for potential re-dosing of patients to optimize treatment.

Genprex’s diabetes gene therapy product candidate is under development as a potential treatment for both T1D and T2D. In T1D, the drug candidate is designed to work by transforming alpha cells in the pancreas into functional beta-like cells, which can produce insulin but may be distinct enough from beta cells to evade the body’s immune system. In vivo, preclinical studies show that the drug candidate restored normal blood glucose levels for an extended period of time in T1D mouse models. In T1D non-human primate (“NHP”) in vivo models, the drug candidate demonstrated the ability to decrease insulin requirements, increase c-peptide levels and improve glucose tolerance. In a similar approach for T2D, where autoimmunity is not at play, the drug candidate demonstrated the ability to replenish and rejuvenate exhausted beta cells that make insulin in both mouse and NHP models.

Cautionary Language Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2025.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines and specifications; the timing and success of Genprex’s clinical trials, its intended regulatory submissions and any resulting regulatory approvals; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes; the effects of any strategic research and development prioritization initiatives, and any other strategic alternatives or other efforts that Genprex takes or may take in the future that are aimed at optimizing and re-focusing Genprex’s diabetes, oncology and/or other clinical development programs including prioritization of resources, and the extent to which Genprex is able to implement such efforts and initiatives successfully to achieve the desired and intended results thereof; Genprex’s future growth and financial status, including Genprex’s ability to maintain compliance with the continued listing requirements of The Nasdaq Capital Market and to continue as a going concern and to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates; and Genprex’s intellectual property and licenses.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: August 18, 2026	By:	/s/ Ryan M. Confer
Ryan M. Confer
President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)